LOAN AGREEMENT                EXHIBIT 10-13


          THIS AGREEMENT is made as of this 30th day of August, 1995 by and between the following parties:

          SOUTHERN TIER ECONOMIC GROWTH, INC., a corporation duly organized under the laws of the State of New York, having its principal office and place of business at The Mark Twain Building, 147 West Gray Street, Elmira, New York (hereinafter "STEG"); and

          ARTISTIC GREETINGS, INC., a Delaware corporation with a principal place of business at One Komer Center, Elmira, New York, (hereinafter "Artistic")

                       W I T N E S S E T H:

          WHEREAS, the City of Elmira, New York (the "City") is a recipient of Community Development Block Grant Funding through the U.S. Department of Housing and Urban Development ("HUD"); and

          WHEREAS, the purpose of the Community Development Block Grant Program ("Program") is to promote sound community development; to revitalize distressed cities; to reverse urban decay; to promote programs for housing rehabilitation; to assist low and moderate income persons; and to stimulate growth in a manner as to promote the aforementioned purposes; and

          WHEREAS, all activities funded under the Program must meet at least one of the three statutory objectives of the Program as set forth by Congress:
(1) directly benefit low to moderate income persons; (2) aid in the prevention or elimination of slum and blight; or (3) meet community development needs having a particular urgency and for which no other source of funding is available; and

          WHEREAS, The City has contracted with STEG to implement and administer economic development activities utilizing funds from the City's Community Development Block Grant Funding; and

          WHEREAS, at least sixty percent (60%) of the funds received by the City under the Program must be used for activities that principally benefit low and moderate income persons; and

          WHEREAS, an activity will be considered to benefit low and moderate income persons ONLY if it meets one of the following tests: (1) the activity must be carried out in a neighborhood consisting predominatelyof persons of low to moderate incomes and provide services for such persons; (2) the activity must involve facilities which are designated for use predominately by low to moderate income persons; or (3) THE ACTIVITY MUST INVOLVE EMPLOYMENT OF PERSONS, A MAJORITY OF WHICH ARE LOW TO MODERATE INCOME; and

          WHEREAS, Artistic has requested that STEG provide financial assistance to assist in the expansion of its check printing business at the former Diven Plaza, Elmira, New York, thus creating new job opportunities, particularly for persons of low to moderate incomes (hereinafter the "Project"); and

          WHEREAS, Artistic has indicated that it will initially employ full time persons and will hire additional full time persons upon completion of the Project and will have created approximately 80 new jobs; and

          WHEREAS, Artistic has indicated that the total project cost is approximately Ten Million and 00/100ths Dollars ($10,000,000.00) and that it needs STEG's participation in the amount Two Hundred Thousand and 00/100ths Dollars ($200,000.00) to successfully undertake this Project; and

          WHEREAS, STEG has relied on these representations in authorizing the allocation of Community Development Block Grant funds for loan to Artistic.

          NOW, THEREFORE, in consideration of a $200,000.00 Loan from STEG to Artistic and the promises, covenants and agreements contained herein, the parties hereto covenant and agree as follows:

                             SECTION 1

                            DEFINITIONS

          For the purpose of this Agreement, the following words and terms shall have the respective meanings set forth as follows:

          "BASE EMPLOYMENT" means the number of full time persons employed by Artistic within the City, for the period commencing July 1, 1994 and ending June 30, 1995 using the New York State Department of Labor WRS-2 forms filed by Artistic for such period. The "Base Employment" shall be computed by taking the sum total of the quarterly WRS-2 forms applicable for said year and dividing it by four (4).

          "BUSINESS DAY" means any day other than a Saturday, Sunday, or public holiday in the State of New York or day upon which the banks in the County of Chemung, State of New York are authorized or ordered to remain closed.

          "CITY OF ELMIRA" means the corporate limits of the City of Elmira.

          "FAMILY" means all persons living in the same household who are related by birth, marriage or adoption.

          "FULL TIME JOB" is equal to one person working thirty-five (35) hours per week for a calendar quarter, or two or more part time persons whose combined working hours per week are equal to 35 hours per week for a calendar quarter. Full time jobs shall be computed by taking Artistic's total hours worked in a calendar quarter less all overtime hours in said quarter and dividing said total by 455.

          "LOAN DOCUMENTS" shall mean all of the documentation executed and delivered by Artistic to STEG in connection with the $200,000.00 Loan from STEG to Artistic, including without limitation this Agreement and the Note.

          "LOW TO MODERATE INCOME FAMILY" means a family having an income equal to or less than the Section 8 Income limits established by the U.S. Department of Housing and Urban Development, as the same may be amended from time to time. Attached hereto in Exhibit A is a listing of the Section Income guidelines as they exist as of the date hereof.

          "LOW TO MODERATE INCOME JOB". A job will be considered to be available to low to moderate income persons only if: (1) special skills that can only be acquired with substantial training or work experience or education beyond high school are not a prerequisite to fill such jobs, unless the business agrees to hire unqualified persons and provide training; and (2) the business takes actions to ensure that low and moderate income persons receive first consideration for filling such jobs.

          "NET EMPLOYMENT GAIN" means the remainder of a calculation made by subtracting the "Base Employment" from the number of full time persons employed by Artistic in the City of Elmira for the most recent four quarters using the New York State Department of Labor WRS-2 forms filed by Artistic for such period.

          "NEW JOB" means the creation of a new full-time position at Artistic in the City of Elmira. For purposes of this definition lateral transfers of Artistic employees who were employed by Artistic in any location during the last four quarters shall not be counted. Lateral transfer includes the reemployment of any employee who was on Artistic payroll at any time during the previous four (4) quarters.

          "PROJECT" means the expansion of Artistic's check printing business at the former Diven Plaza, Elmira, New York; the retention of jobs by Artistic within the City of Elmira; and the creation by Artistic of no less than eighty
(80) new jobs, fifty-one percent (51%) of which shall be classified as "Low to Moderate Income Jobs" and made available to persons of low to moderate income families.






                            SECTION  II

                    OBLIGATIONS OF THE PARTIES


1.   STEG shall:

     A. Loan to Artistic the sum of Two Hundred Thousand and 00/100ths Dollars ($200,000.00) to be repaid with interest thereon at a rate of seven percent (7.00%) per annum, pursuant to the Terms of the Note attached hereto as Exhibit "C".

2.   Artistic shall:

     A. REPAYMENT OF INDEBTEDNESS: Artistic shall repay the sum of Two Hundred Thousand and 00/100ths Dollars ($200,000.00) to be repaid with interest thereon at the rate of seven percent (7.00%) per annum pursuant to the terms of the Note attached hereto as Exhibit "C".

     B. DOCUMENTATION: Artistic shall supply such documentation to STEG as is reasonably required by STEG to administer the Loan pursuant to governmental regulations promulgated in connection with the City's Community Block Grant Funding and this Agreement.

     C. EXPANSION OF PROPERTY: Artistic shall expand the property as set forth in the description of the Project herein.


     D.   CREATION OF JOBS:

          (a) Retention of Jobs: As of the date of acquisition of the Project by Artistic there were _____ employees;
          (b) Artistic warrants that it will create a "Net Employment Gain", on or before June 30, 1998, of not less than eighty (80) new full time jobs; and
          (c) Artistic warrants that of the not less than eighty (80) new jobs, Artistic will use its best efforts to employ, or make available employment opportunities, for not less than fifty-one (51%) of the new full time jobs to persons of low to moderate income families.

     E. LOAN COLLATERAL: As Collateral security for the repayment of the Two Hundred Thousand and 00/100 Dollar ($200,000.00) indebtedness, Artistic will execute and deliver or cause to be executed and delivered to STEG the following documents in form acceptable to Counsel to STEG:

          i.   This Loan Agreement.

          ii. A Promissory Note in the sum of Two Hundred Thousand Dollars ($200,000.00) in form substantiallysimilar to Exhibit C annexed hereto.

          iii.  A  Security  Agreement  and   Financing   Statement   in  form
          substantially similar to Exhibit D annexed hereto.



                            SECTION III

                              REPORTS

          All reports required to be sent under this section shall be sent to STEG; 147 West Gray Street, P.O. Box 251, Elmira, New York 14901-1510.

     1. COMPLETION OF REDEVELOPMENT REPORTING: At the end of every calendar quarter, throughout the duration of this Agreement and further upon completion of the expansion and redevelopment of the property, Artistic shall furnish a report to STEG which shall contain an accurate figure for the cost of such expansion and redevelopment, substantially in the form of Exhibit B hereto, together with a copy of the Certificate of Occupancy furnished by the City's Department of Inspection Services if the Loan is secured by a Mortgage.

     2. RETENTION OF JOBS REPORTING: Within thirty (30) days of the execution of this Agreement, Artistic shall furnish to STEG copies of the New York State Department of Labor WRS-2 forms filed by Artistic for the period commencing July 1, 1994 and ending June 30, 1995. Upon receipt, STEG shall compute the "Base Employment" as defined herein. This computation shall be attached hereto as
          Exhibit E and from the "Base Employment" figure which shall be relied upon by STEG and Artistic in measuring employment retention and compliance under the terms of this Agreement.

     3. CREATION OF JOBS REPORTING: Commencing with the calendar quarter ending September 30, 1995 and within forty-five (45) days after each quarter thereafter, Artistic shall submit a report to STEG setting forth the "Net Employment Gain" of Artistic with supporting documentation which shall include copies of the more recent WRS-2 forms filed by Artistic identifying those individuals being counted in the "Net Employment Gain".

     4.   EMPLOYMENT OF PERSONS IN A "LOW TO MODERATE INCOME FAMILY REPORTING:
          Artistic shall provide to STEG, commencing with the calendar quarter ending September 30, 1995 and within forty-five (45) days of each quarter thereafter, documentation which adequately describes the efforts undertaken by Artistic to hire qualified persons for the jobs available. This documentation shall include, but not be limited to: advertisements specifically requesting persons of low and moderate incomes to apply; the job descriptions and job titles which meet the requirements of a "Low to Moderate Income Job" described in Section I hereof; and the notification of the job opportunities to agencies and organizations which could reasonable be construed as being able to assist Artistic in locating such persons. Additionally, Artistic shall provide documentation, in the form of an income certification, substantially in the form of Exhibit A hereto, or similar documentation, for each employee hired that Artistic is counting in meeting the required low to moderate income jobs which result from the Project.

     5. CERTIFICATE OF COMPLIANCE: Upon the completion of the "Project" by Artistic and upon receipt of such documentation as may be required to evidence that Artistic has fulfilled all of its obligations under this Agreement, STEG shall issue a "Certificate of Compliance" for the Project. The Certificate shall recite that the Project has been completed in accordance with the approved plans and that Artistic has fulfilled all of its obligations under this Agreement.


                            SECTION IV

                ADDITIONAL REPORTING REQUIREMENTS

          It is understood and acknowledged by Artistic that these funds are made available through the use of Community Development Block Grant monies awarded to the City of Elmira by the U.S. Department of Housing and Urban Development (HUD). Artistic understands and acknowledges that the City of Elmira and/or HUD may require additional documentation to be provided by Artistic to ensure compliance with the conditions of this Agreement, and Artistic agrees to promptly provide such documentation as may be reasonably requested.

                             SECTION V

                       DEFAULTS AND REMEDIES

1. In the event that Artistic fails to comply with any of the obligations, terms and conditions set forth herein, in the Loan Documents, or in any other agreement with STEG regarding this loan and executed simultaneously herewith, Artistic shall be in default under this Agreement and STEG may in addition to other remedies it may have, may take one or more of the following remedial steps:

     A. STEG, upon written notice to Artistic, may cause all principal installments payable under this loan for the remainder of the term of the Loan Agreement to be immediately due and payable, whereupon the same shall become immediately due and payable.

     B. STEG may take whatever action at law or in equity as may appear necessary or desirable to collect the amounts then due and thereafter to become due, or to enforce the performance or observance of any obligations, agreements or covenants of Artistic under this Agreement. In the event that Artistic fails to make any payment required under the terms of the Promissory Note executed simultaneously herewith, the installment so in default shall continue as an obligation of Artistic until the amount in default shall have been paid.

     C. At its option, and if this loan is secured by a real property mortgage, STEG may pay real property taxes and discharge real property liens or other liens superior to STEG's interest at any time levied or placed on the premises and Artistic agrees to reimburse STEG on demand for any payment made or any expenses incurred thereby, provided, with respect to real property taxes, that said real property taxes are not paid by Artistic within thirty
          (30) days of their due date.

     D. If such default is solely by reason of Artistic's failure to file with STEG, reports as required herein or to provide information or documentation as required herein, then Artistic shall have thirty
          (30) days to cure the default.

     E. In the event of a default, STEG shall provide written notice to Artistic of said default mailed certified mail, return receipt requested to Artistic at One Komer Center, P.O. Box 1999, Elmira, New York 14902-1999, or such other address as they may designated, in writing, giving Artistic thirty (30) days to cure said default. Any notice required to be given to STEG shall be mailed certified mail return receipt requested to Southern Tier Economic Growth, Inc., 147 West Gray Street, P.O. Box 251, Elmira, New York 14902-1510.

2. REMEDIES CUMULATIVE: The rights and remedies of STEG under this Agreement shall be cumulative and shall not exclude any rights and remedies of STEG allowed by law with respect to any default under this Agreement. Failure by STEG to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Artistic hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal remedy a strict compliance by Artistic with all of the covenants and conditions hereof or of the rights to exercise any such rights or remedies if such default by Artistic be continued or repeated or of the right to recover possession of the project by reason thereof.

3. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER: In the event any covenant or agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by the party making such waiver. No course of dealing between STEG and Artistic or any delay or omission on the part of STEG in exercising any rights hereunder shall operate as a waiver.

4. EFFECT ON DISCONTINUANCE OF PROCEEDINGS: In the event any proceeding taken by STEG under this Agreement on account of any Event of Default hereunder shall have been discontinued or abandoned for any reason or shall have been determined adversely to STEG, the and in every such case, STEG shall be restored, respectively, to its former position and rights hereunder, and all rights, remedies, powers and duties of STEG shall continue as in effect prior to the commencement of such proceedings.

5. AGREEMENT TO PAY ATTORNEY'S FEES AND EXPENSES: In the event that Artistic should default under any of the provisions of this Agreement and STEG should employ attorneys or incur other expense for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligation or agreement on the part of Artistic herein contained, Artistic agrees that it will, on demand, therefore pay to STEG the reasonable fees and disbursements of such attorneys and such other expenses so incurred.

6. FURTHER ASSURANCES: Artistic will cooperate with STEG for the purpose of protecting STEG's interest in the project, and the sums due under this Agreement and including, without limitation, the execution of all Uniform Commercial Code financing statements requested by STEG. STEG is authorized if permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the project and the sums due under this Agreement without the signature of Artistic or signed by STEG as attorney-in-fact for Artistic. Artistic will pay all costs of filing and financing, continuation or termination statements with respect to the project and this Agreement. Artistic shall execute and deliver the instruments and assurances as STEG deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Agreement and any rights of STEG hereunder.




                            SECTION VI

                   EQUAL EMPLOYMENT OPPORTUNITY

          Artistic shall not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, age, disability or marital status and will undertake or continue existing programs of affirmative action to ensure that minority group members and women are afforded equal employment opportunities without discrimination. Artistic shall state in all solicitations or advertisements for employees, that, in the performance of this Agreement all qualified applicants will be afforded equal employment opportunities without discrimination because of race, creed, color, national origin, sex, age, disability or marital status. Artistic shall upon request furnish to STEG evidence that such language was used in all advertisements for employment.



                            SECTION VII

      MODIFICATIONS, ALTERATIONS OR CHANGES TO THIS AGREEMENT

          This Agreement may not be altered, modified, amended or changed in any manner without the expressed written consent of the STEG.




                            SECTION IX

                             RECORDING


          In  the event of default by Artistic that remains uncured for thirty
(30) days, STEG shall have the right to record this Agreement in the Office of the Chemung County Clerk and all costs associated with such recording shall be added to the principal amount owed by Artistic to STEG.


                             SECTION X

                          BINDING EFFECT


          This Agreement shall be binding upon and inure to the benefit of each of the parties, their successors and assigns.




          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and date first written above.

                              SOUTHERN TIER ECONOMIC GROWTH, INC.

                              /s/ George E. Miner, President
                              By:  George E. Miner, President


                              Artistic Greetings, Inc.


                              By:/s/ Thomas C. Wyckoff
                                 Its  General Counsel


State of New York, )
                     : ss.
County of Chemung. )

          On the 30th day of August, 1995, before  me,  personally came George
E. Miner, to me known, who being by me duly sworn, did depose and say that he resides at_______________________________, in the _______ of ___________,
Chemung County, New York; that he is the President of Southern Tier Economic Growth, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                        ___________________________
                                             Notary Public.


State of New York, )
                     : ss.
County of Chemung. )

          On the 30th day of August, 1995, before me, personally came ____________________________________, to me known, who being by me duly sworn, did depose and say that _he resides at ________ _______________________________, in the _______ of ___________, _________
County, New York; that _he is the _____________________ of Artistic Greetings, Inc., the corporation described in and which executed the foregoing instrument; that _he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that _he signed h__ name thereto by like order.

                                        ___________________________
                                             Notary Public.


                         LIST OF EXHIBITS


A.   New Employee Income Certification and Low to Moderate IncomeGuidelines

B.   Project Budget

C.   Note

D.   Security Agreement and Financing Statement

E.   Base Employment Computation

                            EXHIBIT A.
                 NEW EMPLOYEE INCOME CERTIFICATION

          In order to make it economically feasible to expand property located at Diven Plaza, Elmira, New York, Artistic obtained a loan from STEG. As a condition of this loan, Artistic agreed to hire at least forty-one low to moderate income persons, as defined below.

          In order for STEG to be able to provide the City of Elmira with documentation regarding our efforts in meeting this goal, it is requested that you complete this form. PLEASE BE ADVISED THAT THIS INFORMATION IS BEING USED SOLELY FOR THE PURPOSE OF PROVIDING THE REQUIRED DOCUMENTATION TO THE CITY AND IN NO WAY AFFECTS YOUR EMPLOYMENT OPPORTUNITY AT ARTISTIC.

          To complete the form you must:

1.   Look at the chart below.  Determine  you  family  size.   Note:  "Family"
     means all persons living in the same household who are related to you by birth, marriage, or adoption.

2. Look at the "Total Annual Income" column directly across from your family size. IF YOUR FAMILY INCOME IS EQUAL TO OR LESS THAN THIS AMOUNT, THEN YOU FALL "WITHIN" THE INCOME GUIDELINES. IF YOUR INCOME IS GREATER THAN THIS AMOUNT YOU "DO NOT FALL WITHIN" THE INCOME GUIDELINES. Note: Total Family Income means the total income received during the past year by all members of your family including wages, tips, social security, pension, child support, etc.

3.   Check the appropriate box at the bottom of this form and sign it.


                 LOW TO MODERATE INCOME GUIDELINES

          FAMILY SIZE                   TOTAL ANNUAL INCOME

               1                             $19,950

               2                             $22,800

               3                             $25,650

               4                             $28,500

               5                             $30,250

               6                             $32,650


(  ) I, _____________, hereby certify that  my  family  income  is EQUAL TO OR
     LESS THAN the total annual income listed above for my family size.

                                OR

( ) I, _____________, hereby certify that my family income is GREATER than the amount indicated above for my family size.




SIGNATURE:______________________________ DATE:______________________

ADDRESS:  ______________________________ SIZE OF FAMILY:____________


                             EXHIBIT B
                          PROJECT BUDGET



PROJECT DESCRIPTION:

Site Acquisition                        $
Purchase of Machinery
     and Equipment
Working Capital
Purchase of Inventory


PROJECT FINANCING:

PERCENT        SOURCE

               STEG                     $
               Artistic (equity)
               Bank
               CCIDA


                             EXHIBIT E
                    BASE EMPLOYMENT COMPUTATION


     To be completed by Artistic and STEG on a quarterly basis.
_____________________________________________________________________


                          PROMISSORY NOTE

August 30, 1995
Elmira, New York                                      $200,000.00


          For valuable consideration received, ARTISTIC GREETINGS, INC., a Delaware corporation, maintaining a place of business at One Komer Center, P.O. Box 1999, Elmira, New York 14902-1999 (the "Borrower"), does hereby acknowledge that it is indebted to SOUTHERN TIER ECONOMIC GROWTH, INC., with an office at 147 West Gray Street, Elmira, New York 14901, (the "Lender"), in the principal sum of Two Hundred Thousand and 00/100ths Dollars ($200,000.00), which sum the Borrower does hereby agree to Pay To The Order Of the Lender with interest thereon at a rate of seven percent (7.00%) per annum until said principal sum and interest are paid in full. Borrower shall pay interest only on the principal sum from the date hereof to August 31, 1995. Borrower shall then make a monthly payment of principal and interest to Lender in the amount of Three Thousand Nine Hundred Sixty and 24/100ths Dollars ($3,960.24) on October 1, 1995 and the same amount on the 1st day of each and every month thereafter until the principal indebtedness is paid in full. In any event, all unpaid principal and all accrued interest shall be paid in full by September 1, 2000. Payments shall be applied first to interest then owing, then to the unpaid principal balance.

          In the event that any monthly payment shall become past due for a period of ten (10) days, a "late charge" of two percent for each monthly payment so past due may be charged by the Lender, for the purpose of defraying the expenses incident thereto.

          Any of the following shall constitute a default:
(1) Failure to pay any monthly payment within thirty (30) days of the due date; (2) default in or breach of any other agreement or obligation with the Lender; (3) the furnishing of false information to the Lender in connection with this Note; (4) the commencement or institution of bankruptcy proceedings, any assignment for the benefit of creditors, or any other proceedings for the relief from, or adjustment of, debts by or against the Borrower; (5) if the Borrower sells, leases, transfers, conveys or otherwise alienates any interest in any collateral or security which secures this Note; and (6) if the Borrower moves the primary place of its business or the collateral which secures this Note to a location outside of the City of Elmira.

          Borrower hereby waives presentment, notice of dishonor and protest.

          Borrower shall make all payments at Lender's office set forth above or at such other place as Lender may require.

          Borrower shall have the right to make prepayments of principal in whole or in part at any time without penalty.
          The terms of this Note cannot be changed, nor may this Note be discharged, in whole or part, except by a writing executed by Lender. Any acceptance by Lender of partial payment shall not constitute waiver of the right to accelerate payment of the Note, nor shall any delay or failure of Lender to enforce any provision of this Note act as waiver, nor shall it prevent Lender from later enforcing any provision hereof.

          Borrower agrees to pay all reasonable costs and expenses incurred by Lender in enforcing this Note, including but not limited to reasonable attorney's fees and costs.

          This Note shall be binding upon the successors, assigns and personal representatives of the Borrower.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

          Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note and any reference herein to the Borrower shall be deemed to include and apply to every person now or hereafter liable under this Note.

          In Witness, the Borrower has executed this Note as of the day and year first above written.


                              Artistic Greetings, Inc.


                              By: /s Thomas C. Wyckoff
                                   Its: General Counsel

________________________________________________________________________


                        SECURITY AGREEMENT

                            (EQUIPMENT)


          AGREEMENT, dated August 30, 1995, by and between ARTISTIC GREETINGS, INC., having an office located at One Komer Center, P.O. Box 1999, Elmira, New York, 14902-1999 (the "Debtor") and SOUTHERN TIER ECONOMIC GROWTH, INC., having an office located at Mark Twain Building, 147 W. Gray Street, P.O. Box 251, Elmira, NY 14902-1510 (the "Secured Party").

I.   Creation of Security Interest.

          1.   Debtor hereby grants to Secured Party a security interest in:

                    the equipment described in Schedule A to this agreement
Debtor should
initial one
line all equipment which the Debtor now owns or may hereafter acquire, and,

in either case, all substitutions, additions, and accessories therefor or thereto and the proceeds thereof ( the "Collateral").
(If neither line or both lines are initialed, it is agreed that all equipment which the Debtor now owns or may hereafter acquire is subject to this agreement.)

          2. The Collateral is given to secure the payment of a Two Hundred Thousand Dollar ($200,000.00) obligation of Debtor to Secured Party of even date herewith, and any and all renewals, modifications or extensions thereof, and any sums advanced by Secured Party under the provisions of this Security Agreement.
II.  Debtor's Covenants, Representations and Warranties.

     The Debtor covenants, represents and warrants that:

     1. If Debtor maintains a place or places of business in New York State, they are situated in the County of Chemung.

     2.   The Collateral is located at the following locations(s):

     City of Elmira, Chemung County, New York

     3. The Collateral is not and shall not be attached or affixed to real estate without permission of Secured Party; and it is and shall be kept at the above locations(s) or other locations(s) designated to and agreed to in writing by Secured Party. Debtor will not remove the Collateral from said location(s) without the prior written consent of Secured Party. The Collateral will not be or suffered to be wasted, misused, abused or to deteriorate, except for ordinary wear and tear, and will not be used in violation of any law, ordinance or regulation of any governmental authority.

     4. Except for the security interest granted hereby, Debtor is the sole owner of the Collateral; it is free and will remain free of any lien, security interest or encumbrance; and Debtor will defend the Collateral against all claims and demands of any person at any time claiming the same or any interest therein.

     5. If this agreement is security for a loan to be used to pay a part or all of the purchase price of any Collateral, Debtor agrees to use the proceeds of the loan to pay the purchase price, filing fees and insurance premiums. The Secured Party, however, may pay the proceeds directly to the seller of the Collateral.

     6. The Collateral shall be insured with such carriers and in such amounts and against such risks as shall be satisfactory to Secured Party, with policies payable to both Secured Party and Debtor, as their interest may appear. All policies of insurance shall provide for thirty days prior written notice of cancellation to Secured Party and Secured Party shall be furnished with duplicate policies or other evidence of compliance with the foregoing insurance provisions. Debtor hereby appoints Secured Party the attorney for the Debtor in obtaining, adjusting and cancelling any such insurance and endorsing settlement drafts and hereby assigns to Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the indebtedness.

     7. Debtor will pay when due all taxes and assessments upon the Collateral or its operation or use.

     8. At its option, and without any obligation to do so, Secured Party may discharge or pay any taxes, liens, security interest, or other encumbrances at any time levied or placed on or against the Collateral or Debtor, and may pay for insurance on the Collateral and may pay for the Collateral's maintenance and preservation. Debtor agrees to reimburse Secured Party on demand for any such payment made, or expense incurred pursuant to the foregoing authorizations.

     9. The Collateral will not without the prior written consent of Secured Party be sold, transferred, substantially modified or disposed of. Secured Party shall have the right upon reasonable notice to inspect and examine the Collateral. Debtor shall immediately notify Secured Party of any partial or complete loss, destruction, or theft of the Collateral.

     10. Debtor hereby irrevocably appoints Secured Party as its lawful attorney and agent to execute financing statements on its behalf, and hereby further authorizes Secured Party to file on its behalf such financing statements in any appropriate public office. Debtor also shall execute from time to time, alone or with Secured Party, any financing statements or other documents and do such other act or acts considered by Secured Party to be necessary or desirable to perfect or protect the security interest hereby created, and pay all costs and expenses (including without limitation reasonable fees and expenses of counsel and filing fees) related to the preparation and filing of any financing statements, continuation statements or other documents related to the perfection or protection of the security interest hereby created.

III. Events of Default.

     Occurrence of any of the following events shall, at the option of Secured Party, constitute a default hereunder: default by Debtor in the payment, when due, whether by acceleration or otherwise, of any debt, liability, or obligation to Secured Party; default by Debtor in the terms of any note or agreement with Secured Party; default by Debtor in performance of any term of this Security Agreement: if any representation or warranty made by Debtor herein shall prove to have been incorrect in any material respect when made; loss, theft, substantial damage to or destruction of the Collateral; the making of any levy, seizure or attachment of or on the Collateral.

IV.  Secured Party's Remedies.

     Upon the default in payment of any obligation, liability or claim secured hereby, Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York at the date hereof. Without limiting the generality of the foregoing, Secured Party may exercise the following rights and remedies:

     1. Secured Party may peacefully by its own means or with judicial assistance enter Debtor's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on Debtor's premises, and Debtor will not resist or interfere with such action.

     2. Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to Secured Party at any place designated in a Notice sent to Debtor.

     3. Debtor hereby agrees that a notice sent to it at least ten days before the time of any intended public sale, or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such or other disposition.

     4. Secured Party may incur reasonable attorney's fees and expenses in exercising any of its rights and remedies upon default which shall become part of Secured Party's reasonable expenses of retaking, holding, preparing for sale of the like. Debtor will reimburse Secured Party for all such expenses. After payment of such expenses or deduction of same by Secured Party from proceeds of collection or sale of Collateral, the residue of any such proceeds shall be applied to the payment of principal and interest on liabilities in such order of preference as Secured Party may determine.

     5. The Debtor shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.

V.   Miscellaneous.

     1. No failure on the part of Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right or remedy. All rights and remedies of Secured Party hereunder are cumulative.

     2. This Security Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York.

     3. Any notice or notification required to be given by mailing such notice, postage prepaid, to Debtor's address as it appears at the beginning of this Security Agreement or to the Debtor's last known address.

     4. The terms "Secured Party" and "Debtor" as used herein shall include the heirs, executors, administrators, successors, or assigns of those parties.

     5. If more than one Debtor executes this Security Agreement, the term "Debtor" shall include each as well as all of them and their obligations, warranties and representations hereunder shall be joint and several.

     6. This Security Agreement may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     7. This Security Agreement is not delivered upon any condition and constitutes the entire agreement between the parties with regard to the collateral and secured Party's security interest therein.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                              Southern Tier Economic Growth, Inc.


                              By  /s/ George E. Miner

                                   Its President



                              Artistic Greetings, Inc.

                              By /s/ Thomas C. Wyckoff

                                   Its General Counsel


WARNING:   IT  IS  A  CRIMINAL OFFENSE IN NEW  YORK  STATE  FOR  A  DEBTOR  TO
KNOWLINGLY SELL OR OTHERWISE DISPOSE OF COLLATERAL IN CONTRAVENTION OF THE TERMS OF A SECURITY AGREEMENT.

                            SCHEDULE  A

          One   Kugler   Checkbinder   Type   380  including  Drive,   Central
          Lubrication, and Electrical Equipment, with 12 Hohner Stitching Heads, Serial No. 1247-376-2.


                                   Artistic Greetings, Inc.



                                   By

                                        Its


                                   Date:   AUGUST 30, 1995




(If this schedule is completed, Debtor should sign above to indicate that this schedule contains an accurate description of the equipment covered by the Security Agreement)